Trade and Other Receivables and Prepayments - Ageing Analysis of Trade Receivables That are Neither Individually nor Collectively Considered to be Impaired (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)		Dec. 31, 2018 USD ($)		Dec. 31, 2017 CNY (¥)
Disclosure of financial assets that are either past due or impaired [line items]
Trade receivables	¥ 526,974	[1]	$ 76,644	[1]	¥ 587,510
Neither past due nor impaired [member]
Disclosure of financial assets that are either past due or impaired [line items]
Trade receivables	¥ 526,974		$ 76,644		¥ 587,510

[1]	For trade receivables, the Group has applied the simplified approach in IFRS 9 to determine the loss allowance at lifetime ECL. The Group determines the expected credit losses on these items by using a provision matrix grouped by ageing.